SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	November 14, 2007
Crystal River Capital, Inc.
(Exact Name of Registrant as Specified in its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)
001-32958	20-2230150
(Commission File Number)	(I.R.S. Employer Identification No.)
Three World Financial Center, 200 Vesey Street, 10th Floor New York, New York	10281-1010
(Address of Principal Executive Offices)	(Zip Code)
(212) 549-8400
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01    Entry Into a Material Definitive Agreement

On November 14, 2007, Crystal River Capital, Inc. (the "Company") entered into Amendment No. 3 (the “Amendment”) to the Master Repurchase Agreement, dated August 15, 2005 (the “Master Repurchase Agreement”), by and among the Company and Crystal River Capital TRS Holdings, Inc., the Company’s wholly-owned taxable REIT subsidiary (collectively, the “Sellers”) and Wachovia Bank National Association (the “Buyer”) as amended by (i) that certain Amendment No. 1 to Master Repurchase Agreement, dated December 11, 2006, and (ii) that certain Amendment No. 2 to Master Repurchase Agreement, dated August 15, 2007, and collectively with Annex I to the Master Repurchase Agreement (“Annex I”), the “Existing Agreement”.

Among other things, the Amendment (i) extended the term of the Existing Agreement from November 14, 2007 to March 31, 2008 with respect to the $17,503,980 of securities subject to repurchase agreements as of the date of the Amendment, (ii) provides for a “maximum amount” of securities subject to repurchase agreements during the term of the Amendment of $17,503,980, (iii) eliminated certain mortgage assets that represent an interest in residential real estate from the definition of Eligible Asset (assets which Buyer, in its sole discretion, may from time to time purchase from Sellers), except in limited circumstances; and (iv) requires the Sellers to pay a fee of $175,000 (1% of the aggregate outstanding Repurchase Price (the price at which the Purchased Securities (described below) are to be transferred from Buyer to Seller) for all Purchased Securities (any whole loans, mezzanine loans, junior participation interests, commercial mortgage-backed securities, asset-backed securities, home equity asset-backed securities, corporate debt or residential mortgage-backed securities purchased by Buyer from Seller pursuant to the Master Repurchase Agreement that have not been repurchased by Seller as of the date of the Amendment) on March 31, 2008.

The foregoing brief description of the terms and conditions of the Amendment is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Company does not consider the Existing Agreement, as amended by the Amendment, to be a material agreement.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1
Amendment No. 3 to Master Repurchase Agreement, dated November 14, 2007, by and among Crystal River Capital, Inc. and Crystal River Capital TRS Holdings, Inc., as sellers, and Wachovia Bank National Association, as buyer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crystal River Capital, Inc.

November 20, 2007	By:	/s/ Clifford E. Lai
		Name:	Clifford E. Lai
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit

99.1
Amendment No. 3 to Master Repurchase Agreement, dated November 14, 2007, by and among Crystal River Capital, Inc. and Crystal River Capital TRS Holdings, Inc., as sellers, and Wachovia Bank National Association, as buyer.